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                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

--------------------------------------------------------------------------------

         Filed by the Registrant [X]
         Filed by a Party other than the Registrant [ ]


         Check the appropriate box:
         [ ]  Preliminary Proxy Statement
         [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [X]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ]  Soliciting Material under  ss. 240.14a-12



                               KINETIKS.COM, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


         Payment of Filing Fee (Check the appropriate box):
         [X]  No fee required.
         [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
              14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
(5)      Total fee paid:

         -----------------------------------------------------------------------

         [ ]  Fee paid previously by written preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

         -----------------------------------------------------------------------
(2)      Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
(3)      Filing Party:

         -----------------------------------------------------------------------
(4)      Date Filed:

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
                               KINETIKS.COM, INC
                              10055 Westmoor Drive
                             Westminister, CO 80021




Dear Stockholder:                                                  June 30, 2000

         You are cordially invited to attend the Annual Meeting (the "Meeting") of stockholders of Kinetiks.com, Inc. (the "Company"). The Meeting will be held July 27, 2000 at 3:00 p.m., Eastern Daylight Savings Time, at the Wyndham Westshore Hotel located at 4860 W. Kennedy Blvd., Tampa, Florida 33609.

         The Notice of the Meeting and the Proxy Statement on the following pages cover the formal business of the Meeting, which includes the election of Directors, a proposal to increase the number of authorized shares of Common Stock, a proposal to change the name of the Company to eLINEAR, Inc., a proposal to approve the Company's 2000 Stock Option Plan and a proposal to ratify the appointment of the Company's independent certified public accountants. We will report on the progress of the Company and comment on matters of current interest.

         It is important that your shares be represented at the Meeting. We ask that you promptly sign, date and return the enclosed proxy card in the envelope provided, even if you plan to attend the Meeting. Returning your proxy card will not prevent you from voting in person at the Meeting if you are present and choose to do so.

         If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

         Your Board of Directors and management look forward to greeting you personally at the Meeting.

                                    Cordially,

                                    /s/ Jon V. Ludwig
                                    ------------------------------------------
                                    Jon V. Ludwig
                                    Chairman of the Board, President and Chief
                                    Executive Officer

                               KINETIKS.COM, INC.
                              10055 Westmoor Drive
                              Westminster, CO 80021


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, JULY 27, 2000



         Notice is hereby given that the Annual Meeting of stockholders of Kinetiks.com, Inc. (the "Company"), a Delaware corporation, will be held July 27, 2000 at 3:00 p.m., Eastern Daylight Savings Time, at the Wyndham Westshore Hotel, located at 4860 W. Kennedy Blvd., Tampa, Florida 33609 (the "Meeting") for the following purposes:


1. To elect five Directors to serve until the Annual Meeting in 2001, until their successors are elected and qualified or until their earlier resignation, removal from office or death;



2. To approve an amendment to the Company's Certificate of Incorporation to change its corporate name from "Kinetiks.com, Inc." to "eLINEAR, Inc.";



3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock that the Company is authorized to issue to 75,000,000 from 20,000,000;

4. To approve the Company's 2000 Stock Option Plan and to authorize the issuance of 4,000,000 shares of Common Stock covered by the plan;

5. To ratify the appointment of Aidman, Piser & Company, P.A. as the Company's independent auditors for fiscal year 2000; and

6.       To transact such other business as may properly come before the Meeting or any adjournment thereof.


         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the Meeting. The 2000 Annual Report of the Company is also enclosed. Stockholders of record at the close of business on Monday, June 12, 2000 are entitled to receive notice of and to vote at the Meeting and any adjournment thereof.


         All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, please sign and return the enclosed Proxy promptly in the envelope provided to assure the presence of a quorum. You may revoke your Proxy and vote in person at the Meeting, if you desire.

         If your shares are held in street name by a brokerage firm, your broker will supply you with a proxy to be returned to the brokerage firm. It is important that you return the form to the brokerage firm as quickly as possible so that the brokerage firm may vote your shares. You may not vote your shares in person at the Meeting unless you obtain a power of attorney or legal proxy from your broker authorizing you to vote the shares, and you present this power of attorney or proxy at the Meeting.

         Please note that attendance at the Meeting will be limited to stockholders of the Company as of the record date (or their duly authorized representatives). If your shares are held by a bank or broker, please bring to the Meeting your bank or brokerage statement evidencing your beneficial ownership of the Company stock.


                                    By order of the Board of Directors



                                    /s/ PAUL THOMAS
                                    ------------------------
                                    PAUL THOMAS
                                    Secretary

Tampa, Florida
June 30, 2000

                               KINETIKS.COM, INC.
                              10055 Westmoor Drive
                              Westminster, CO 80021

                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kinetiks.com, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held on July 27, 2000 at 3:00 p.m., Eastern Daylight Savings Time, at the Wyndham Westshore Hotel, located at 4860 W. Kennedy Blvd., Tampa, Florida 33609.

         The Board of Directors has fixed the close of business on June 12, 2000 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. As of such date, the Company had outstanding 17,500,000 shares of Common Stock, $.001 par value per share (the "Common Stock"). Each holder of Common Stock will be entitled to one vote at the Meeting for each share of Common Stock held by any such holder.


         For the purposes of determining the presence of a quorum at the Meeting, abstentions will be counted toward the number of shares represented at the Meeting. Broker non-votes will be disregarded. The stockholders present at the Meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the Meeting.

         For purposes of determining the votes cast with respect to any matter presented for consideration at the Meeting, only those votes cast "for" or "against" are included. Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote. However, if a proxy is signed but no specification is given, the shares will be voted "FOR" Proposals 1, 2, 3, 4 and 5. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy.

         A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly executed, later dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

         The cost of soliciting proxies will be borne by the Company. The solicitation of proxies may be made by mail, telephone, facsimile or telegraph or in person by directors, officers and regular employees of the Company, without additional compensation for such services. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out of pocket expenses incurred by them in so doing.


         This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about June 30, 2000.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Five directors are to be elected at the Annual Meeting, each director to hold office until the next Annual Meeting of Stockholders, or until his successor is elected and qualified or until their earlier resignation, removal from office or death. Jon V. Ludwig, Paul Piciocchi, William J. Daughton and David C. Hardwicke are currently serving as directors of the Company and all have been nominated for re-election. All of the nominees listed below have consented to serve as a director, if elected. The Board of Directors proposes for election the nominees listed below:

                                  Jon V. Ludwig
                                   Paul Thomas
                                 Paul Piciocchi
                               William J. Daughton
                               David C. Hardwicke

RECOMMENDATION OF THE BOARD:

         Stockholders may vote for up to five nominees and the five nominees receiving the most votes cast at the Meeting, in person or by proxy, will be elected as Directors. The Stockholders may not vote cumulatively in the election of Directors. In the event Messrs. Ludwig, Thomas, Piciocchi, Daughton and Hardwicke should be unable to serve, which is not anticipated, the Board of Directors will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

         The Board believes that the election of Messrs. Ludwig, Thomas, Piciocchi, Daughton and Hardwicke is in the best interest of the Company and its stockholders. The Board of Directors, therefore, recommends a vote FOR all of the nominees for director.

         For further information on Messrs. Ludwig, Thomas, Piciocchi, Daughton and Hardwicke, see "Management Directors and Executive Officers" and "Security Ownership of Management and Others."

                  MANAGEMENT - DIRECTORS AND EXECUTIVE OFFICERS


         The following table sets forth the names and ages of the Directors and executive officers of Kinetiks.com, Inc. and the positions they hold with the Company. Directors hold their positions until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. Executive officers serve at the pleasure of the Board of Directors.



         NAME                       AGE                        POSITION
         ----                       ---                        --------
Jon V. Ludwig.....................  28     Chairman of the Board, President and Chief Executive
                                           Officer
Jay Vickers.......................  31     Chief Operating Officer
Paul Thomas.......................  30     Chief Financial Officer, Secretary, Treasurer and
                                           Director Nominee
Paul Piciocchi....................  30     Executive Vice President of Mergers and Acquisitions and
                                           Director
William J. Daughton...............  55     Director
David C. Hardwicke................  62     Director

         JON V. LUDWIG, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER. Mr. Ludwig has served as President and Chief Executive Officer of the Company since November 1, 1999 and as Chairman of the Board since December, 1999. He founded Imagenuity, Inc. in October 1997 and served as its President and Chief Executive Officer from its inception until completion of its merger with and into a wholly-owned subsidiary of the Company in December, 1999 (the "Imagenuity Merger"). From November, 1996 to October, 1997, he was employed by CGI Systems, Inc., a national computer software application training company, as a Certified Lotus Instructor and Special Project Manager. From 1994 to November, 1996, he was employed by Productivity Point International, a national computer software application training company, as a Certified Lotus Instructor and Technical Sales Specialist.

         JAY VICKERS, CHIEF OPERATING OFFICER. Mr. Vickers has served as Chief Operating Officer of the Company since January 3, 2000. From 1992 to 1997, he co-owned and operated the Florida franchise group of Productivity Point International. Following the sale of Productivity Point International's Florida franchise group to Knowledge Universe in 1997, and through 1999, Mr. Vickers served as Regional Vice President of Productivity Point International.

         PAUL THOMAS, CHIEF FINANCIAL OFFICER. Mr. Thomas has served as Chief Financial Officer of the Company since March, 2000. From June, 1997 to February, 2000, Mr. Thomas was employed by Fannie Mae in Washington, D.C., where he was Director of Credit Portfolio Transactions. From 1996 to 1997, Mr. Thomas was an Asset and Liability Manager at GE Capital Mortgage Services. Prior to 1996, Mr. Thomas was an Assistant Vice President at Chase Manhattan Mortgage. Mr. Thomas is a Chartered Financial Analyst (CFA), and a member of both the Association for Investment Management and Research and the Washington Society of Investment Analysts.

         PAUL PICIOCCHI, EXECUTIVE VICE PRESIDENT OF MERGERS AND ACQUISITIONS AND DIRECTOR. Mr. Piciocchi has served as Executive Vice President of Mergers and Acquisitions and Director of the Company since December, 1999. He currently also serves as the CEO of TechTrainUSA, a technology training company he founded in 1999, and Piciocchi Investments, a real estate holding and management company. From 1992 to 1997, he co-owned and operated the Florida franchise group of Productivity Point International. Following the sale of Productivity Point International's Florida franchise group to Knowledge Universe in 1997, and through 1999, Mr. Piciocchi served as Regional General Manager-Conversion Specialist of Productivity Point International.

         WILLIAM J. DAUGHTON, DIRECTOR. Mr. Daughton has served as Director of the Company since December, 1999. Since 1994, Mr. Daughton has served as the Director of the Lockheed-Martin Program of Engineering Management at the University of Colorado. Prior to 1994, he was employed by Texas Instruments as a senior scientist. Mr. Daughton received a Ph.D. in Applied Physics from the University of Missouri in 1973.

         DAVID C. HARDWICKE, DIRECTOR. Mr. Hardwicke has served as Director of the Company since January 11, 2000. For the last six years, Mr. Hardwicke has served as Global Account Manager for StorageTek, a provider of network computing storage.

FAMILY RELATIONSHIPS


         Mr. Vickers is the brother-in-law of Mr. Ludwig.



COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and stockholders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon representations made by its directors, officers and stockholders of more than 10% of the Company's Common Stock and a review of forms, reports and certificates furnished to the Company by such persons, all such reports were filed on a timely basis during 1999.

BOARD OF DIRECTORS

         During 1999, the Board of Directors took various actions by unanimous written consent and held two Board Meetings. The entire Board of Directors functions as a Nominating Committee for recommending to stockholders candidates for positions on the Board of Directors and the Board will consider written recommendations from stockholders for nominations to the Board of Directors in accordance with the procedures set forth in the By-Laws of the Company.

AUDIT COMMITTEE


         The Company formed an Audit Committee in May 2000. The Audit Committee, consisting of Messrs. Thomas, Daughton and Hardwicke is authorized to recommend to the Board independent certified public accounting firms for selection as auditors of the Company, make recommendations to the Board on auditing matters, examine and make recommendations to the Board concerning the scope of audits, and review and approve the terms of transactions between the Company and related party entities.


COMPENSATION COMMITTEE

         The Compensation Committee, consisting of Messrs. Daughton and Hardwicke, is authorized to exercise all of the powers of the Board of Directors with respect to matters pertaining to compensation and benefits, including, but not limited to, salary matters, incentive/bonus plans, stock option plans, investment programs and insurance plans, and the Compensation Committee is authorized to exercise all of the powers of the Board in matters pertaining to employee promotions and the designation and/or revision of employee positions and job titles. The Compensation Committee did not meet separately during 1999.

See "Certain Transactions" for additional information on certain members of management.

                VOTING SECURITIES AND PRINCIPAL SECURITY HOLDERS


         As of June 15, 2000, the Company had outstanding and entitled to vote 17,500,000 shares of Common Stock, $.001 par value per share.


         To the knowledge of the Company, the following table sets forth, as of June 15, 2000, information as to the beneficial ownership of the Company's voting securities by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's voting securities, (ii) each person serving the Company as a Director on such date, (iii) each person serving the Company as an executive officer on such date who qualifies as a "named executive officer" as defined in Item 402(a)(2) of Regulation S-B under the Securities Exchange Act of 1934, and (iv) all of the Directors and executive officers of the Company as a group.


                                          Number of Shares of       Percentage
                                              Common Stock        of Common Stock
        Name and Address(1)                Beneficially Owned      Outstanding(2)
---------------------------------------------------------------------------------
Security Ownership of Officers and
Directors:

Jon V. Ludwig                                    10,000,000             57%
Paul Piciocchi                                      750,000              4%
William J. Daughton                                       0              *
David C. Hardwicke(3)                                18,500              *
Gregory S. Carr(4)                                  284,000              2%
Paul Thomas(5)                                       31,500              *

Officers and Directors as a Group                11,075,000             63%
(7 persons)

Security Ownership of Certain
Beneficial Owners:

The Rockies Fund, Inc.(6)                           970,323              6%


-------------------

  *      Less than one percent

(1) Unless otherwise indicated, the address of each of the beneficial owners identified is 10055 Westmoor Drive, Westminster, CO 80021.

(2) Unless otherwise noted, each person has voting and investment power with respect to all such shares. The share data is based on 17,500,000 shares of Common Stock outstanding. Pursuant to the rules of the Securities and Exchange Commission, certain shares of Common Stock which a person has the right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(3) Does not include 6,500 shares owned beneficially by Jean Hardwicke, Mr. Hardwicke's wife, as to which shares Mr. Hardwicke disclaims beneficial ownership.
(4)      The address of Mr. Carr is 4906 Pine Garden, Kingwood, TX 77345.
(5) Includes 31,500 shares issuable upon exercise of options which are currently exercisable at $1.98 per share.
(6) The address for The Rockies Fund, Inc. is 5373 North Union Boulevard, Suite 100, Colorado Springs, Colorado 80198.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLE

         The following table sets forth the annual compensation for services to the Company, for the years ended December 31, 1999, 1998 and 1997, provided by
(i) Mr. Ludwig, the current Chief Executive Officer of the Company and (ii) Mr. Carr, the Chief Executive Officer of the Company prior to the Imagenuity merger in December, 1999. No executive officer of the Company received compensation exceeding $100,000 during 1999.

                           SUMMARY COMPENSATION TABLE



                                                            Annual Compensation
                    Name and                                -------------------
               Principal Position                            Year       Salary
               ------------------                            ----       ------

 Jon V. Ludwig, President and Chief Executive Officer (1)    1999      $ 12,500
 Gregory S. Carr, Chief Executive Officer (2)                1997      $      0
                                                             1998      $      0
                                                             1999      $      0


---------------
(1) Mr. Ludwig was appointed as President and Chief Executive Officer of the Company on November 1, 1999. He was not an employee of the Company, and received no compensation from the Company, prior to that date.
(2) Mr. Carr resigned as Chief Executive Officer when Mr. Ludwig was retained. Mr. Carr received no compensation for his service as Chief Executive Officer during 1997, 1998 and 1999.


                                  OPTION GRANTS

         No option grants were made by the Company in fiscal year 1999 to named executive officers of the Company. The Company granted options to the following key employees on April 4, 2000 as consideration for their commitment to the growth and success of the Company:

             Name                                Number of Options (1)
             ----                                ---------------------
             Jay Vickers(2)                            3,000,000
             Paul Piciocchi(3)                         1,000,000
             Paul Thomas(4)                              450,000

---------------

(1) The options set forth in this table have an exercise price of $1.98 per share.
(2) The options for Mr. Vickers vest annually over four years, with the first tranche vesting on April 4, 2001.
(3) Of the options granted to Mr. Piciocchi, 200,000 vest as of April 4, 2001, and the remaining 800,000 options vest annually over four years, with the first tranche vesting on April 4, 2001.
(4) Of the options granted to Mr. Thomas, 31,500 vested as of June 15, 2000. The remaining options for Mr. Thomas vest monthly over four years.

EMPLOYMENT AGREEMENTS


         Mr. Ludwig has entered into an employment agreement with the Company (the "Employment Agreement"), effective as of November 1, 1999, pursuant to which he has agreed to serve as the Company's Chief Executive Officer and President. The Employment Agreement provides that, during the first year of employment, Mr. Ludwig shall be paid an annual salary of $75,000. Mr. Ludwig's compensation in subsequent years shall be established by the Board of Directors from time to time. The Employment Agreement is terminable at will upon 90-days' written notice by either party. The Employment Agreement is renewable automatically for subsequent one year terms subject to the terms of the Employment Agreement unless either party provides the other party with written notice of termination. In addition, Mr. Ludwig has agreed not to compete with the Company for one year following the termination of the Employment Agreement.


COMPENSATION TO OUTSIDE DIRECTORS

         The members of the Company's Board of Directors did not receive any cash compensation for their services as directors although they were reimbursed for out-of-pocket expenses in attending Board of Directors' meetings. Under the Company's proposed Stock Option Plan, each outside director will be granted options to acquire 50,000 shares of Common Stock. For more information on the Stock Option Plan, see Proposal Four below.

                              CERTAIN TRANSACTIONS


         On June 15, 2000, Mr. Ludwig surrendered 250,000 shares of preferred stock of the Company, $.001 par value per share ("the "Preferred Stock") for cancellation by the Company. Mr. Ludwig was the only holder of the Preferred Stock prior to the surrender of the shares. Mr. Ludwig was entitled to 50 votes at the Meeting for each share of Preferred Stock held by him. Mr. Ludwig received no consideration in connection with the cancellation of the Preferred Stock.

         On January 26, 1998, Mr. and Ms. Carr entered into an agreement with The Rockies Fund, Inc. ("the Fund"), a stockholder of the Company, whereby the Carrs agreed to sell up to 2,900,000 shares of their stock to the Fund for $0.05 per share. As of March 31, 1999, to the Company's knowledge, the Fund, and other entities that are controlled by the Fund, own a total of 970,323 shares of the Company's Common Stock. The shares owned represent approximately 6% of the outstanding shares of Common Stock of the Company.

         In February 1997 and during 1998, the Company borrowed $25,000 and $61,476, respectively, from the Fund, a stockholder which is a "business development company" under the Investment Company Act of 1940. The $25,000 note bears interest at 10% (default rate 18%) and was due March 21, 1997. Pursuant to the note agreement, the Company issued warrants to purchase 50,000 shares of its Common Stock at $.25 per share to the Fund. Additionally, the note agreement requires the Company to issue to the Fund 50,000 warrants monthly for every month that the note is in default. As of December 1999, the Company had granted 1,350,000 warrants to the Fund. The $61,476 note bears interest at 8% and has no specific repayment terms. No warrants were issued pursuant to the $61,476 note payable. Subsequent to December 31, 1998, the Company also borrowed approximately $29,000 from the Fund. The note issued in connection with this borrowing bears interest at 8%, has no stated repayments terms and is without collateral.


         Mr. Carr advanced funds to the Company to fund its operating and start-up expenses. In connection with this loan, the Company issued a note to Mr. Carr which bore interest at 9% per annum and matured in January 1997. In January 1997, when the Company was unable to pay this note, Mr. Carr accepted as partial payment the Company's automobile. The net book value of the automobile approximated $21,000, which Mr. Carr and the Company believed to be the automobile's estimated fair market value. During the year ended December 31, 1997, the Company reduced the principal amount owed to Mr. Carr by $18,756, which represented personal charges made by Mr. Carr on the Company's credit card. In addition to the remaining unpaid principal and interest pursuant to the note payable to Mr. Carr, the Company owed Mr. Carr and his wife, who was previously an officer and director of the Company, accrued wages and unreimbursed expenses in the amount of $64,960 and $4,061, respectively. In April 1998, the Company and Mr. Carr and his wife entered into a settlement agreement with the Company, pursuant to which the Carrs agreed to accept a cash payment in the amount of $6,700 to settle all outstanding claims and to contribute the remaining balances, in the amount of $250,245, as additional paid in capital to the Company.

                                  PROPOSAL TWO

       AMENDMENT OF CERTIFICATE OF INCORPORATION TO CHANGE CORPORATE NAME


         At the Annual Meeting, stockholders will be asked to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company from "Kinetiks.com, Inc." to "eLINEAR, Inc." On May 15, 2000, the Board of Directors of the Company unanimously approved, subject to stockholder approval, an Amendment to the Company's Certificate of Incorporation, changing the Company's name to "eLINEAR, Inc." A form of the proposed Amendment is attached hereto as Appendix A. The Board and management believe the change in name will better identify the Company and its business.


RECOMMENDATION OF THE BOARD:


         The Board believes that the proposed change in the name of the Company is in the best interest of the Company and its stockholders. The Board of Directors, therefore, recommends a vote FOR approval of the amendment to the Certificate of Incorporation to change the name of the Company from "Kinetiks.com, Inc." to "eLINEAR, Inc."


         The affirmative vote of a majority of the shares of the Company entitled to vote at the Meeting, in person or by proxy, is required for approval of Proposal Two.

                                 PROPOSAL THREE

                  AMENDMENT OF CERTIFICATE OF INCORPORATION TO
                   INCREASE AUTHORIZED SHARES OF COMMON STOCK

         The Board has determined that it is in the best interests of the Company and its stockholders to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 75,000,000 shares from 20,000,000 shares. Accordingly, the Board has unanimously approved the proposed Certificate of Amendment to the Certificate of Incorporation of the Company, in the form attached hereto as Appendix A (the "Certificate of Amendment"), and hereby solicits the approval of the Company's stockholders to such proposed Certificate of Amendment. If the stockholders approve the proposed Certificate of Amendment, the Board currently intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval.


         The Company currently has 20,000,000 authorized shares of Common Stock, of which approximately 17,500,000 were outstanding as of June 15, 2000. In addition, the Company has reserved up to approximately 4,000,000 shares of Common Stock for issuance in connection with the Company's 2000 Stock Option Plan, 1,704,000 of which have been granted. Of such options that have been granted, 700,000 were issued to officers and directors of the Company and such individuals are thus interested in the outcome of the vote on this proposal since there must be a sufficient number of authorized shares of Common Stock in the event any of such individuals exercise their options in the future. The Company is also required to reserve up to 2,020,000 shares of Common Stock in connection with warrants outstanding as of June 15, 2000.

         The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock to the proposed level in order to have a sufficient number of shares of Common Stock to satisfy the reserve requirements in connection with the Company's 2000 Stock Option Plan and to provide a reserve of shares available for issuance to meet business needs as they may arise in the future. Such business needs may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits. The additional shares of Common Stock may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies.

         Other than with regard to presently existing obligations as set forth above, the Company has no current plans to issue any portion of the additional authorized shares that would result from the Certificate of Amendment, if approved.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         If the stockholders approve the Certificate of Amendment, the Board of Directors will have the right to authorize the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of Common Stock of the Company are then listed. Current holders of Common Stock have no preemptive or similar rights, which means that such holders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their percentage ownership of the Company. The issuance of additional shares of Common Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

RECOMMENDATION OF THE BOARD:

         The Board believes that the proposed increase in the number of authorized shares of Common Stock is in the best interest of the Company and its stockholders. The Board of Directors, therefore, recommends a vote FOR approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 75,000,000.

         The affirmative vote of a majority of the shares of the Company entitled to vote at the Meeting, in person or by proxy, is required for approval of Proposal Three.

                                  PROPOSAL FOUR

                     APPROVAL OF THE 2000 STOCK OPTION PLAN

         The Board of Directors adopted the Kinetiks.com, Inc. 2000 Stock Option Plan (the "Stock Option Plan") on March 31, 2000, subject to approval by the stockholders of the Company at the Annual Meeting of Stockholders.

         The Stock Option Plan authorizes the Compensation Committee to grant restricted shares of the Company's Common Stock ("Restricted Stock") and options to purchase shares of the Company's Common Stock ("Options") to key employees and consultants of the Company. The Stock Option Plan also authorizes the Committee to grant options to outside directors of the Company. The purpose of the Stock Option Plan is to advance the best interests of the businesses of the Company, by providing its key employees, directors and consultants who have substantial responsibility for its growth with additional incentive to continue their employment, directorships, and consultancies by increasing their proprietary interest in the success of the Company.

SUMMARY OF THE STOCK OPTION PLAN

         THE FOLLOWING GENERAL DESCRIPTION OF CERTAIN FEATURES OF THE STOCK OPTION PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE STOCK OPTION PLAN, WHICH IS ATTACHED AS APPENDIX B TO THIS PROXY.


         Shares Available Under the Stock Option Plan. Subject to adjustment as provided in the Stock Option Plan, the number of shares of Common Stock that may be issued or transferred and covered by outstanding awards granted under the Stock Option Plan will not in the aggregate exceed 4,000,000, which may be original issue shares, treasury shares, or a combination thereof. Notwithstanding the foregoing, as of January 1, 2001 and as of the first day of each subsequent calendar year, the number of shares reserved for issuance under the Stock Option Plan shall be increased by an additional 500,000 shares of Common Stock. As of June 15, 2000, the Company has issued options to purchase 1,704,000 shares of Common Stock under the Stock Option Plan.

         Eligibility. Key salaried employees, consultants and outside directors of the Company may be selected by the Committee to receive benefits under the Stock Option Plan.

         Options. Options granted to eligible employees under the Stock Option Plan may be Options that are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code or Options that are not intended to so qualify ("Nonstatutory Options"). Options granted to outside directors and consultants may only be Nonstatutory Options.

         If the Option is designated as an Incentive Stock Option, the purchase price of the Common Stock that is the subject of such Option may be not less than the fair market value of the Common Stock on the date the Option is granted. If the Option is a Nonstatutory Option, the purchase price may be equal to or less than the fair market value of the Common Stock on the date the Option is granted, as the Committee shall determine. Incentive Stock Options granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company must have an exercise price of at least 110% of the fair market value of the Common Stock on the date of grant and a term of no more than five years. The option price is payable at the time of exercise (i) in cash, (ii) if permitted by a participant's stock option agreement, by the delivery of shares of Common Stock having a fair market value equal to the option price, (iii) by cancellation of indebtedness, (iv) by the waiver of compensation due to or accrued for the recipient of the shares or (v) in such other manner as set forth in the Stock Option Plan or as the Committee may approve. The Stock Option Plan also authorizes the Company to make or guarantee loans to participants to enable them to exercise their options provided that loans to non-employees must be secured by collateral other than the stock acquired.

         No Options may be exercised more than 10 years from the date of grant. Each stock option agreement may specify the period of continuous service with the Company that is necessary before the Option will become exercisable. Except in the case of an employee who retires, dies or becomes disabled, if the Option is intended to be an Incentive Stock Option it will immediately expire on the severance of the recipient's employment, all as specified in the employee's stock option agreement. Options granted to consultants expire immediately upon the termination of the consulting relationship unless extended by the Committee, but in any event within 181 days from termination.


         Outside Director Options. The Committee will grant each outside director who was a director as of March 31, 2000, Nonstatutory Options to purchase 50,000 shares of Common Stock. Commencing on and after April 1, 2000, the Committee will grant to each outside director who was not a director as of March 31, 2000 and who is thereafter elected to the Board of Directors during the term of the Stock Option Plan, Nonstatutory Options to purchase 50,000 shares of Common Stock. In addition, the Committee may grant to each outside director annually upon his or her appointment anniversary date to the Board of Directors, Nonstatutory Options to purchase such additional shares of Common Stock as the Committee may determine. The rights of an outside director to exercise his or her option shall be set forth in an Option Agreement. In no circumstances shall an outside director have the right to exercise Options for more than 50 percent of the shares granted until six months after the grant date. The price at which each share of Common Stock may be purchased by a director shall be 100% of the fair market value of the Common Stock on the grant date. The period during which any director option may be exercised shall expire five years after the grant date. Immediately upon the termination of an outside director's appointment to the Board of Directors, all unvested director options will immediately terminate.


         Transferability. Options granted under the Stock Option Plan generally cannot be transferred other than by will or the laws of descent and distribution. Each Option may be exercisable during the participant's lifetime only by the participant, or in the event of the participant's incapacity, by participant's guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and court supervision.

         Adjustments. The maximum number of shares that may be issued or transferred under the Stock Option Plan and the number of shares covered by outstanding Options and the option prices per share applicable thereto are subject to adjustment in the event of stock dividends, stock splits, combinations, exchanges of shares, recapitalizations, mergers, consolidations, liquidation of the Company, and similar transactions or events.

         Restricted Stock. The Committee may in its discretion grant any employee or consultant Restricted Stock. Except as may otherwise be determined by the Committee, recipients of Restricted Stock are not required to make payment or provide consideration to the Company other than the rendering of services. Restricted Stock is subject to the following conditions and restrictions:

                  (a) During a period set by the Committee of not less than one year, but not more than ten years, commencing with the date of an award (the "Restriction Period"), the recipient generally will not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock awarded. The Committee may, however, adopt rules which would permit a gift by a recipient of shares of Restricted Stock to a spouse, child, stepchild, grandchild or to a trust the beneficiary or beneficiaries of which shall be either such a person or persons or the recipient, provided that the Restricted Stock so transferred shall be similarly restricted.


                  (b) Generally, the recipient shall have with respect to the Restricted Stock all of the rights of a stockholder of the Company, including the right to vote the shares and receive dividends and other distributions, provided that such recipient shall have executed a Restricted Stock Agreement and shall have complied with the then applicable terms and conditions of such award.


                  (c) Generally, upon termination of the recipient's employment with the Company (or status as a consultant of the Company) during the Restriction Period for any reason, all shares of Restricted Stock with respect to which the restrictions have not yet expired shall be forfeited to or repurchased by the Company.

                  (d) In the event of a recipient's retirement, permanent total disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such recipient's Restricted Stock.

                  (e) The Committee may, in its sole discretion, impose such additional performance-based conditions on the vesting of a recipient's shares of Restricted Stock as it deems to be appropriate and desirable, including, without limiting the foregoing, conditions based on the Company's financial performance or appreciation in the market value of the Stock, or conditions based on the recipient's individual performance.

         Change of Control. In the event of a pending or threatened change in corporate control, the Committee may, in its sole discretion, take any one or more of the following actions with respect to all recipients of the Options or Restricted Stock granted under the Stock Option Plan:

                  (a) Accelerate the exercise dates of any outstanding Options, making all outstanding options fully vested and exercisable;

                  (b) Determine that all or any portion of conditions associated with a Restricted Stock award have been met;

                  (c) Pay cash to any or all Option holders in exchange for the cancellation of their outstanding Non-Qualified Options; and/or

                  (d) Make any other adjustments or amendments to the Stock Option Plan and outstanding options or Restricted Stock awards and/or substitute new options, new Restricted Stock or other awards.


         A change of control includes the acquisition in one or more transactions of more than thirty percent of the Company's outstanding Common Stock by any corporation, or other person or group; certain mergers involving the Company, the sale of substantially all of the assets of the Company, and a change in the make up of the Board of Directors which results in a majority of the Board of Directors consisting of persons other than persons who were members of the Board of Directors on March 31, 2000, or persons subsequently nominated by those directors.


         Administration and Amendments. The Stock Option Plan will be administered by the Compensation Committee. In connection with its administration of the Stock Option Plan, the Compensation Committee is authorized to interpret the Stock Option Plan and related agreements and other documents. The Board of Directors may modify, revise, or terminate the Stock Option Plan at any time and from time to time. Notwithstanding the immediately preceding sentence, without the further approval of the holders of at least a majority of the outstanding shares entitled to vote thereon, the Board of Directors may not:
(i) change the aggregate number of shares that may be issued under this Stock Option Plan; (ii) increase the aggregate fair market value of the stock for which an Incentive Option is exercisable for the first time by a recipient during any calendar year to an amount greater than $100,000; or (iii) materially increase the benefits accruing to participants under the Stock Option Plan. The Board has the power to make such changes in the Stock Option Plan or in any outstanding Incentive Options that counsel for the Company may consider necessary or appropriate from time to time enable any Incentive Option to qualify as an incentive stock option defined under the Internal Revenue Code.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Stock Option Plan based on federal income tax laws in effect on March 31, 2000. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Nonstatutory Options. In general, (i) an employee or director will not recognize taxable income at the time he or she is granted Nonstatutory Options;
(ii) at the time of exercise of a Nonstatutory Option, ordinary income will be recognized by the employee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares; and
(iii) at the time of sale of shares acquired pursuant to the exercise of a Nonstatutory Option, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         Incentive Stock Options. No income generally will be recognized by an employee upon either the grant or the exercise of an Incentive Stock Option. If the shares of Common Stock issued to an employee pursuant to the exercise of an Incentive Stock Option and the shares are not sold or otherwise transferred by the employee within two years after the date of grant or within one year after the transfer of the shares to the employee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the employee as long-term capital gain and any loss sustained will be a long-term capital loss. Although an employee will not realize ordinary income upon the exercise of an Incentive Stock Option, if the shares are sold or transferred after the expiration of the one-year or two-year holding periods described above, the excess of the fair market value of the Common Stock acquired at the time of exercise over the option price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Code and, thus, may result in the imposition of the "alternative minimum tax" pursuant to Section 55 of the Code on the employee.

         If shares of Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of before the expiration of one-year or two-year holding periods described above, including where the employee pays the option price through a so-called cashless exercise, the employee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the employee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         Tax Consequences to the Company. To the extent that the recipient of an Option recognizes ordinary income in the circumstances described above, the Company generally will be entitled to a corresponding federal income tax deduction, provided that, among other things, (i) the income meets the test of reasonableness, and is an ordinary and necessary business expense; (ii) the benefits do not constitute an "excess parachute payment" within the meaning of
Section 280G of the Code; and (iii) the deduction is not disallowed because the compensation paid to the employee during the period exceeds the $1 million limitation on executive compensation of named executive officers.

RECOMMENDATION OF THE BOARD:

         The Board of Directors, therefore, recommends a vote FOR approval of the Stock Option Plan.

         The affirmative vote of a majority of the shares of the Company entitled to vote at the Meeting, in person or by proxy, is required for approval of Proposal Four.

                                  PROPOSAL FIVE

                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Aidman, Piser & Company, P.A. to perform the audit of the Company's financial statements for the year ending December 31, 2000, subject to ratification by the Company's stockholders at the Meeting. Representatives of Aidman, Piser & Company, P.A. will be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions of stockholders. The Company is seeking ratification of the appointment of Aidman, Piser & Company, P.A. as the Company's independent certified public accountants to report upon its 2000 financial statements by the stockholders at the Meeting. Stockholder approval of the Company's independent certified public accountants is not required by the Company's Bylaws or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice and unanimously recommends that you vote FOR such ratification. If the stockholders do not ratify this appointment, other certified public accountants will be considered by the Board of Directors for future reports upon recommendation of the Audit Committee.

                                  OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING


         Any stockholder intending to present a proposal at the 2001 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission, submit such proposal to Paul Thomas, Secretary, in writing no later than March 1, 2001.


MATTERS NOT DETERMINED AT TIME OF SOLICITATION

         The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice for the Meeting, to be presented at the meeting for action by the stockholders. However, if any other matters are properly brought before the meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.


                                    By Order of the Board of Directors



                                    /s/ Paul Thomas
                                    ---------------------------
                                    Paul Thomas, Secretary

Dated: June 30, 2000


A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED BY FORM 10-KSB/A, FOR THE YEAR ENDED DECEMBER 31, 1999 (THE "ANNUAL REPORT"), INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                   APPENDIX A


                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                               KINETIKS.COM, INC.

It is hereby certified that:

                  1. The original name of the corporation (the "Corporation") was KINETIKS.COM, INC., which is the name under which the Corporation was originally incorporated, and the date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is August 9, 1995.

                  2. The Certificate of Incorporation of the Corporation is hereby amended by (i) in Paragraph 1, changing the Corporation's name from "Kinetiks.com, Inc." to "eLINEAR, Inc." and (ii) in Paragraph 4, increasing the number of shares of Common Stock which the Corporation shall have authority to issue to 75,000,000 shares from 20,000,000 shares.

                  3. The provisions of the Certificate of Incorporation of the Corporation as herein amended are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Amended And Restated Certificate of Incorporation of eLINEAR, Inc.

                  4. The amendments and the amended restatement of the Certificate of Incorporation hereinafter certified have been duly adopted by the board of directors and the stockholders of the Corporation in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

                  5. The Amended and Restated Certificate of Incorporation of the Corporation, as amended and restated herein, reads as follows:

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  ELINEAR, INC.

1. The name of the corporation is eLINEAR, Inc.

2. The address of the registered office of this corporation in this state is c/o The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle, State of Delaware 19801 and the name of the registered agent at said address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. The total number of shares of stock which the corporation shall have authority to issue is Seventy Five Million Five Hundred Thousand (75,500,000) of which Seventy Five Million (75,000,000) shares of the par value of No Dollars and One-Tenth of One Cent ($0.001) each, amounting in the aggregate to Seventy Five Thousand Dollars and No Cents ($75,000.00), shall be common stock and of which Five Hundred Thousand (500,000) shares of the par value of No Dollars and One-Tenth of One Cent ($0.001) each, amounting in the aggregate to Five Hundred Dollars and No Cents ($500.00), shall be preferred stock.

         The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof are to be determined by the board of directors.

5. The corporation is to have perpetual existence.

6. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

         To make, alter or repeal the by-laws of the corporation.

         To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

         To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

         By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

         When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

7. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

         Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board or directors or in the by-laws of the corporation.

         Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholders thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

8. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

9. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

         This Amended and Restated Certificate of Incorporation of the Corporation is hereby executed by the undersigned on behalf of the Corporation this ____ day of ________, 2000.


                                    ELINEAR, INC.



                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                   APPENDIX B

                               KINETIKS.COM, INC.

                             2000 STOCK OPTION PLAN


                                        I
                                     PURPOSE


         The purpose of this 2000 Stock Option Plan is to advance the best interests of the businesses of Kinetiks.com, Inc., by providing its key employees, directors and consultants who have substantial responsibility for its growth with additional incentive to continue their employment, directorships, and consultancies by increasing their proprietary interest in the success of the Company.


                                       II
                                   DEFINITIONS


         The following terms and phrases have the meanings set forth, unless in the determination of the Board of Directors of the Company, the context reasonably requires a broader, narrower, or different meaning.

         "Affiliate" means any parent and any subsidiary corporation of the Company. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if at the time of the granting of an Option or the award of Restricted Stock, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at any time of the granting of an Option or the award of Restricted Stock, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Board of Directors" means the board of directors of the Company.

         "Change in Corporate Control" shall have the meaning set forth in
Section 9.03 of this Plan.

         "Code" means the Internal Revenue code of 1986, as amended.

         "Committee" means three or more members of the Board of Directors, two of whom shall be Disinterested Persons, who are appointed from time to time by the Board of Directors to administer this Plan. Initially the Committee shall consist of the President of the Company and two Disinterested Persons.

         "Company" means Kinetiks.com, Inc., a Delaware corporation.

         "Consultant" means any individual engaged by the Company to perform services for the Company or any Affiliate on a regular and on-going basis who is not a common law employee of the Company or relevant Affiliate.

         "Consultant Option" means a Non-qualified Option granted to a Consultant.

         "Director Option" means a non-qualified Option granted to a member of the Board of Directors under Article IV.

         "Disinterested Person(s)" means a member of the Board of Directors who qualifies as a "non-employee" as that term is defined in Rule 16b-3(b)(3) under the Securities Exchange Act of 1934 and as an "outside director" within the meaning of Treasury Regulation Section 1.162-27.

         "Employee" means the individuals who are employees and officers who are employees of the Company or its Affiliates.

         "Employee Option" means an option granted to an Employee under Article VI.

         "Exercise Agreement" means the agreement in such form as may be approved by the Company from time to time, setting forth a Recipient's election to exercise his or her Option, the number of shares of Stock being purchased, any restrictions imposed on the shares and any representations, warranties and agreements regarding Recipient's investment intent and access to information as may be required by the Company to comply with applicable securities laws.

         "Exercise Date" means the effective date on which the Committee receives an Exercise Agreement from the Recipient of an Option.

         "Fair Market Value" as that term applies to the value of the Stock as of any date means (i) the closing price of the Stock at the end of trading on such date on the principal securities exchange on which the Stock is listed; or
(ii) if the Stock is not listed on a securities exchange, the closing price of the Stock at the end of trading on such date as reported on the NASDAQ National Market System; or (iii) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on such date as reported by the National Quotation Bureau Incorporated; or (iv) if none of the foregoing is applicable, as determined by the Committee.

         "Grant Date" means the effective date on which the Committee grants an Option or awards Restricted Stock under this Plan. The Grant Date shall be set forth in the Option Agreement or Restricted Stock Agreement.

         "Incentive Option" means an Employee Option designated as such under
Article VI that satisfies the requirements of Section 422 of the Code.

         "Named Executive Officer" shall mean the Company's Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934.

         "NASD Dealers" shall have the meaning set forth in Section 8.01(b)(v) of this Plan.

         "Non-qualified Option" means an Option other than an Incentive Option.

         "Option" means an option, including both an Incentive Option and a Non-qualified Option, to purchase shares of Stock granted under this Plan.

         "Option Agreement" means the written Stock Option Agreement that sets forth the terms of an Option.

         "Option Price" means the price at which a Recipient may purchase shares of stock under an Option. The "Aggregate Option Price" means the price payable determined by multiplying the number of shares a Recipient is purchasing as of the Exercise Date times the Option Price.

         "Outside Director" means each individual who is not, immediately prior to his or her election or re-election to the Board of Directors, either an officer or Employee of the Company.

         "Plan" means this Kinetiks.com, Inc. 2000 Stock Option Plan, as amended from time to time.

         "Recipient" means generally any person, officer, director, Employee or Consultant who receives an Option or Restricted Stock under this Plan.

         "Restricted Stock" shall mean shares of Stock that are issued to eligible officers, key Employees or Consultants of the Company and are made subject to restrictions in accordance with Article V of this Plan.

         "Restricted Stock Agreement" means a written agreement between the Company and a Recipient who has been granted or sold Restricted Stock pursuant to Article V of the Plan.

         "Restriction Period" shall have the meaning set forth in Section 5.03(a) of this Plan.

         "Stock" means the $0.001 par value common stock of the Company.

         "Ten Percent Stockholder" means an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of the securities of the Company or of any Affiliate. An individual shall be considered as owning securities owned, directly or indirectly, by or for his or her brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. Securities owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries.

         "Vested Shares" means the shares of Stock that a Recipient is entitled to purchase pursuant to the Recipient's Option that are not subject to a substantial risk of forfeiture or any condition limiting or restricting their purchase.

                                       III
                              RESERVATION OF SHARES

         The number of shares of Stock reserved for issuance under this Plan shall not exceed 4,000,000 shares of Stock, subject to such adjustments as may be made pursuant to Section 9.02 of this Plan. Such shares of Stock may be treasury shares or authorized but unissued shares.

         Notwithstanding the preceding paragraph, as of January 1, 2001 and as of the first day of each subsequent calendar year, the number of shares reserved for issuance under this Plan shall be increased by an additional 500,000 shares of Stock (as this figure may be adjusted pursuant to Section 9.02).

                                       IV
                          OPTIONS FOR OUTSIDE DIRECTORS

         Section 4.01 Current Director Grants. The Committee shall grant each Outside Director who was a director as of March 31, 2000, a Non-qualified Option to purchase 50,000 shares of Stock effective on the date that such Outside Director executes a Stock Option Agreement in a form approved by the Board of Directors, which in no event shall be later than five business days after the adoption of this Plan.

         Section 4.02 Initial Director Grants. Commencing on and after April 1, 2000, the Committee shall grant to each Outside Director who was not a director as of March 31, 2000 and who is thereafter elected to the Board of Directors during the term of the Plan, a Non-qualified Option to purchase 50,000 shares of Stock effective upon the date that such Outside Director executes a Stock Option Agreement in a form approved by the Board of Directors, which in no event shall be later than five business days after such individual is first elected to the Board of Directors.

         Section 4.03 Continuing Outside Director Grants. The Committee may grant to each Outside Director annually upon his or her appointment anniversary date to the Board of Directors, a Non-qualified Option to purchase such additional shares of Stock as the Committee may determine.

         Section 4.04 Terms of Directors' Options.


                      (a) Vesting. The rights of an Outside Director to exercise a Director's Option shall be set forth in an Option Agreement. In no circumstances shall an Outside Director have the right to exercise a Director's Option for more than 50 percent of the shares granted until six months after the Grant Date.

                      (b) Exercise Price. The Option Price at which each share of Stock may be purchased by the holder of a Director's Option shall be 100% of the Fair Market Value of the Stock on the Grant Date.

                      (c) Option Agreement. The terms and conditions of each Director Option shall be set forth in an Option Agreement that contains provisions consistent with this Article IV and Article VIII, except for any restrictions required by Rule 16b-3(b) under the Securities Exchange Act of 1934, as amended.


         Section 4.05 Option Period. The period during which any Director Option may be exercised shall expire five years after the Grant Date.

         Section 4.06 Exercise.


                      (a) Requirements. An Outside Director may exercise a Director Option, so long as it is valid and outstanding, from time to time in part or as a whole for Vested Shares as set forth in such Outside Director's Option Agreement and Article VIII.

                      (b) Termination as Director. Following the termination of an Outside Director's appointment to the Board of Directors, he or she may exercise a Director's Option only with respect to Vested Shares. An Outside Director's right to exercise any Director Option after his or her termination with respect to Vested Shares shall expire, if not sooner under the Option Agreement, five years after such termination of service for any reason.

                                    ARTICLE V
                                RESTRICTED STOCK

         Section 5.01 Rights As A Stockholder. The Committee may, in its discretion, grant any Employee or Consultant an award consisting of shares of Restricted Stock. At the time of the award, the Committee shall cause the Company to deliver to the Recipient, or to a custodian or an escrow agent designated by the Board of Directors, a stock certificate or certificates for such shares of Restricted Stock, registered in the name of the Recipient. Any grant of Restricted Stock to a Named Executive Officer shall be approved by a subcommittee composed solely of Disinterested Persons. The Recipient shall have all the rights of a stockholder with respect to such Restricted Stock, subject to the terms and conditions, if any, including forfeiture or resale of the Restricted Stock to the Company, as the Committee may determine to be desirable pursuant to Section 5.03 of the Plan. The Committee may designate the Company or one or more of its executive officers to act as custodian or escrow agent for the certificates.

         Section 5.02 Awards and Certificates.

                      (a) A Recipient granted an award of Restricted Stock shall not be deemed to have become a stockholder of the Company, or to have any rights with respect to such shares of Restricted Stock, until and unless such
Recipient: (i) shall have executed a Restricted Stock Agreement or other instrument evidencing the award in such form as the Committee may determine to be appropriate and desirable, (ii) shall have delivered a fully executed copy thereof to the Company and (iii) shall have otherwise complied with the then applicable terms and conditions of such award.

                      (b) When a Recipient is granted shares of Restricted Stock, the Company shall issue a stock certificate or certificates evidencing such shares of Restricted Stock. Such certificates shall be registered in the name of the Recipient, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such award substantially in the following form:

                      "The transferability of the shares of stock represented by this Certificate are subject to the terms and conditions (including forfeiture) of a Restricted Stock Agreement entered into between the registered owner and the Company issuing the shares. A copy of such Agreement is on file in the offices of the Secretary of the Company."

                      (c) Except as may be otherwise determined by the Committee (or as required in order to satisfy the tax withholding obligations imposed under Section 8.12 of this Plan), Recipients granted awards of Restricted Stock under this Plan will not be required to make any payment or provide consideration to the Company other than the rendering of services.

         Section 5.03 Restrictions and Forfeitures. Restricted Stock awarded to a Recipient pursuant to this Article V shall be subject to the following restrictions and conditions, which shall be set forth in the Recipient's Restricted Stock Agreement:

                      (a) During a period set by the Committee of not less than one year, but not more than ten years, commencing with the date of an award (the "Restriction Period"), the Recipient will not be permitted to sell, transfer, pledge or assign the shares of Restricted Stock awarded to him or her. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                      (b) Except as provided in Section 5.03(a), the Recipient shall have with respect to the Restricted Stock all of the rights of a stockholder of the Company, including the right to vote the shares and receive dividends and other distributions.

                      (c) Subject to the provisions of Section 5.03(d), upon termination of the Recipient's employment with the Company (or status as a Consultant of the Company) during the Restriction Period for any reason, all shares of Restricted Stock with respect to which the restrictions have not yet expired shall be forfeited to or repurchased by the Company.

                      (d) In the event of a Recipient's retirement, permanent total disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Recipient's Restricted Stock.

                      (e) The Committee may, in its sole discretion, impose such additional performance-based conditions on the vesting of a Recipient's shares of Restricted Stock as it deems to be appropriate and desirable, including, without limiting the foregoing, conditions based on the Company's financial performance or appreciation in the market value of the Stock, or conditions based on the Recipient's individual performance.

                      (f) Notwithstanding the other provisions of this Section 5.03, the Committee may adopt rules which would permit a gift by a Recipient of shares of Restricted Stock to a spouse, child, stepchild, grandchild or to a trust the beneficiary or beneficiaries of which shall be either such a person or persons or the Recipient, provided that the Restricted Stock so transferred shall be similarly restricted.

                      (g) Any attempt to dispose of shares of Restricted Stock in a manner contrary to the restrictions set forth herein shall be ineffective.

                      (h) Nothing in this Section 5.03 shall preclude a Recipient from exchanging any Restricted Stock for any other shares of the Stock that are similarly restricted.

                                   ARTICLE VI
                                  STOCK OPTIONS


         Section 6.01 Authority to Grant Options. The Committee may grant to Employees or Consultants, as it shall from time to time determine, Options to purchase shares of Stock. Any grant to a Named Executive Officer shall be approved by a subcommittee composed solely of Disinterested Persons. The Committee shall specify whether an Employee Option shall constitute an Incentive Option or a Non-qualified Option. Subject only to any applicable limitations set forth in this Plan, the number of shares of Stock covered by any Employee Option or Consultant Option and the terms under which an Employee or Consultant may exercise an Employee Option or Consultant Option shall be determined by the Committee and set forth in an Option Agreement.

         Section 6.02 Exercise Price.


                      (a) Incentive Option. The Option Price for an Incentive Option shall be determined as follows: (i) for an Employee who is not a Ten Percent Stockholder pursuant to an Incentive Option, it shall not be less than the greater of (A) 100 percent of the Fair Market Value of the shares of Stock on the Grant Date or (B) the aggregate par value of such shares on the Grant Date; (ii) in the case of any Employee who is a Ten Percent

Stockholder, the Option Price at which shares may be so purchased under an Incentive Option shall not be less than (1) 110 percent of the Fair Market Value of the Stock on the Grant Date or (2) the aggregate par value of such shares on the Grant Date.

                      (b) Non-qualified Option. The Option Price for Non-qualified Options shall be the price determined by the Committee in its discretion so long as it is not less than the par value of such shares on the Grant Date.


         Section 6.03 Expiration. No Option shall be exercisable after the expiration of ten years from the Grant Date, provided that in the case of any Ten Percent Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the Grant Date.

         Section 6.04 Limitations on Exercise. An Option may be exercised so long as it is valid and outstanding, from time to time, in part or as a whole, in such manner and subject to such conditions, as the Committee in its discretion may provide in the Option Agreement. Under no circumstance shall the aggregate Fair Market Value (determined as of the Grant Date) of the Stock with respect to which an Incentive Option is exercisable for the first time by the Employee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceed $100,000. To the extent that any portion of any Employee Option intended to be an Incentive Option which becomes exercisable in any calendar year exceeds the limit stated in the preceding sentence, that portion of the Employee Option shall be considered to be a properly granted Non-qualified Option.

         Section 6.05 Termination of Employment. Employee Options shall expire immediately upon an Employee's severance of his or her employment with or without cause. Whether authorized leave of absence or absence on military or government service shall constitute severance of employment shall be determined by the Committee at that time.

         Section 6.06 Exceptions for Age Related Retirement. If an Employee shall retire based on his or her age under the then established rules of the Company, the Employee's Incentive Option shall terminate on the earlier of such date(s) of expiration set forth in the Option Agreement or 90 days after his or her effective date of retirement. If an Employee shall sever his or her employment with the Company based on the Employee's age under the then established rules of the Company, the Employee's Non-qualified Option shall terminate on the earlier of such date(s) of expiration set forth in the Option Agreement or 181 days after the effective date of severance.

         Section 6.07 Exception for Disability. If an Employee shall retire or be severed from the employ of the Company for a disability under the then established rules of the Company, the Employee shall have the right to exercise an Employee Option to the extent to which the Employee was entitled to exercise it immediately prior to such retirement, provided that an Employee Option shall expire on the earlier of the date of expiration set forth in the Option Agreement or one day prior to the first anniversary of such retirement.

         Section 6.08 Exception for Death.


                      (a) Expiration. In the event of the death of an Employee or Consultant while in the employ of the Company (or during the period after the Employee has retired for age or disability or was severed for disability and before the date of expiration of an Option), his or her Option shall terminate on the earlier of the date of its expiration or one year following the date of the Recipient's death.

                      (b) Rights of Successors. After the death of a Recipient holding an Option granted under this Article VI, such Recipient's executors, administrators, or any persons to whom the Recipient's Option may be transferred by will or by the laws of descent and distribution shall have the right at any time prior to the expiration period described in Section 6.08(a) to exercise the Option to the extent to which the Recipient was entitled to exercise it immediately prior to the date of death.


         Section 6.09 Employment Relationship. For the purpose of determining the employment relationship between the Company and an Employee, employment by any Affiliate shall be considered employment by the Company, as shall employment by a corporation issuing or assuming a stock option in a transaction to which section

425(a) of the Code applies, or by a parent corporation or subsidiary corporation issuing or assuming a stock option (and for this purpose the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent corporation and subsidiary corporation specified in
Article II, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 425(a) of the Code).


         Section 6.10 Consultant Options. The Committee may grant to any Consultant of the Company Options to purchase shares of Stock on such terms as the Committee shall from time to time determine to be appropriate, provided that such Options shall consist only of Non-qualified Options and shall be subject to the provisions of Sections 6.02(b), 6.03, 6.04 and 6.09 above. In addition, Consultant Options shall expire immediately upon the termination of the Consultant's relationship with the Company unless the Committee amends the Consultant's Option Agreement to provide for an extended exercise period, in which case the Non-qualified Option shall terminate on the earlier of the date of expiration set forth in the Consultant's Option Agreement or 181 days after the effective date of severance. Whether authorized leave of absence or absence on military or government service shall constitute termination of the Consultant's relationship shall be determined by the Committee at that time.


                                       VII
                                 ADMINISTRATION


         The Plan shall be administered by the Committee, the determinations of which shall be made by a majority of its members. A majority of the members of the Committee will constitute a quorum. Any decision or determination reduced to writing and signed by a majority of the members will be as effective as if it had been made by a majority vote at a meeting. All questions of interpretation and application of the Plan, Options or Restricted Stock shall be subject to the Committee's sole determination. All actions taken by the Board of Directors or the Committee shall be final, conclusive and binding upon any Recipient of Options or Restricted Stock.


                                  ARTICLE VIII
                      GENERAL PROVISIONS APPLICABLE TO PLAN


         Section 8.01 Option Exercise Procedure.


                      (a) Exercise Agreement. To exercise an Option, the Recipient (or in the case of exercise after a Recipient's death, the Recipient's executor, administrator, heir or legatee, as the case may be) shall deliver an Exercise Agreement to the Company. If someone other than the Recipient exercises an Option, then such person must also submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

                      (b) Payment. The Exercise Agreement shall be accompanied by full payment of the Aggregate Option Price in cash (by check), or where permitted by law:

                          (i) By cancellation of indebtedness of the Company to
the Recipient;

                          (ii) By surrender of shares of Stock that either: (A)
have been owned by Recipient for more than one year and have been paid for within the meaning of Rule 144 promulgated by the Securities and Exchange Commission (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or
(B) were obtained by the Recipient in the open public market; and (C) are clear of all liens, claims, encumbrances or security interests;

                          (iii) By tender of a full recourse promissory note
having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Recipients who are not Employees of the Company shall not be entitled to purchase shares of Stock with a promissory note unless the note is adequately secured by collateral other than the Stock; and provided further that the portion of the Aggregate Option Price equal to the par value of the shares of Stock must be paid in cash;

                          (iv) By waiver of compensation due to or accrued for
the Recipient for services rendered;

                          (v) Provided that a public market for the Company's
stock exists: (A) through a "same day sale" commitment from the Recipient and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") under which the Recipient irrevocably elects to exercise his Option and to sell a portion of the shares of Stock so purchased to pay for the exercise price and under which the NASD Dealer irrevocably commits upon receipt of such Stock to forward the Aggregate Exercise Price directly to the Company; or (B) through a "margin" commitment from the Recipient and a NASD Dealer under which Recipient irrevocably elects to exercise his Option and to pledge the shares of Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Aggregate Exercise Price and under which the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company; provided in either such case that at the time of such exercise, such exercise would not subject the Recipient to liability under Section 16(b) of the Securities Exchange Act of 1934, or would be exempt pursuant to Rule 16b-3 or any other exemption from such liability; or

                          (vi) By any combination of the foregoing.


         Section 8.02 Requirements of Law. The Company shall not be required to issue any shares under any Option or remove restrictions with respect to the Restricted Stock if such issuance or removal shall constitute or result in a violation by the Recipient or the Company of any provision of any law, statute, or regulation of any governmental authority, nor shall the Company be required to issue any shares of Stock unless the Committee has received evidence satisfactory to it to the effect that the Recipient will not transfer such shares except in accordance with applicable law, including: (a) any written representation that the Committee determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof, and/or (b) receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The Company shall not be obligated to take any other affirmative action to cause the exercise of an Option or the issuance of shares of Stock to comply with any law or regulation of any governmental authority.

         Section 8.03 Registration of Securities. Unless set forth otherwise in an Option Agreement, Restricted Stock Agreement or a separate registration rights agreement, the Company shall not be obligated to register any shares covered by this Plan pursuant to applicable securities laws of any country or political subdivision thereof. In the event the shares of Stock issuable on exercise of an Option are not so registered, the Company shall imprint on each certificate evidencing such shares any legend that counsel for the Company considers necessary or advisable to comply with applicable law.

         Section 8.04 No Rights of Option Holders as Stockholders. No person shall have any rights as a stockholder under any Option until the date the Company's transfer agent shall issue a stock certificate for such shares of Stock subject to the Option.

         Section 8.05 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Recipient under this Plan.

         Section 8.06 No Employment Obligation. The granting of any Option or Restricted Stock shall not impose upon the Company any obligation to employ or continue to employ any Recipient; nor shall the existence of an Option or Restricted Stock limit any right or privilege of the Company to terminate the employment of any Recipient.

         Section 8.07 Forfeiture for Competition. The Committee may provide in an Option Agreement or Restricted Stock Agreement that if at any time during the term of an Option or before Restricted Stock vests, the Committee (or in the event that Recipient is a member of the Committee, the Board of Directors) finds by a majority vote, after full consideration of the facts presented on behalf of the Company and the Recipient, that such Recipient, without the written consent of the Company, directly or indirectly, owns, operates, manages, controls, or participates in the ownership, management, operation, or control of, or is employed by, or is paid as a consultant or as an independent contractor by, a business that competes with the Company in the trade area served by the Company at any time during the term of the Option, but prior to its exercise in full (or the period prior to the vesting of the Restricted Stock, as the case may be), the Recipient shall forfeit all unexercised Options, all exercised Options for which the Company has not yet delivered certificates and all unvested Restricted Stock. The provisions of this Section 8.07 shall not be deemed to have been violated solely by reason of the Recipient's ownership of securities of any publicly owned corporation, provided that such ownership does not result in effective control of such corporation, and provided further that written notice of such ownership is delivered to the Committee within 60 days after the later of: (i) the date on which Recipient is notified of the award of an Option or Restricted Stock, or (ii) the date on which a Recipient acquires an interest in a public owned corporation.


         Section 8.08 Forfeiture for Dishonesty. A Recipient shall forfeit all unexercised Options, all exercised Options for which the Company has not yet delivered certificates, and all unvested Restricted Stock if the Committee (or in the event that the Recipient is a member of the Committee, the Board of Directors) finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and the Recipient, that: (i) the Recipient has been engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by or affiliation with the Company, or (ii) the Recipient disclosed to third parties or competitors trade secrets of the Company. A decision as to the cause of a Recipient's discharge and the damage sustained by the Company shall be final. No decision shall, however, affect the conclusions of the discharge of such Recipient by the Company in any manner.


         Section 8.09 Non-Transferability of Options. Options granted under this Plan shall generally not be assignable or transferable by the Recipient, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, permit a Recipient to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships in which immediate family members are the only partners, provided that the Recipient may receive no consideration for such transfers, and that such Options shall still be subject to termination in accordance with Articles IV, VI and VIII in the hands of the transferee.


         Section 8.10 Amendment or Termination of Plan. The Board of Directors may modify, revise, or terminate this Plan at any time and from time to time. Notwithstanding the immediately preceding sentence, without the further approval of the holders of at least a majority of the outstanding shares of Stock, or if the provisions of the corporate charter, bylaws, or applicable state law prescribe a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not:
(i) change the aggregate number of shares that may be issued under this Plan;
(ii) increase the aggregate Fair Market Value (determined at the time an Incentive Option is granted) of the Stock for which an Incentive Option is exercisable for the first time by a Recipient during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) to an amount greater than $100,000; and without the affirmative votes of the holders of a majority of the securities of the Company; or (iii) materially increase the benefits accruing to participants under the Plan. The Board shall have the power to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Incentive Options that counsel for the Company may consider necessary or appropriate from time to time enable any Incentive Option to qualify as an incentive stock option defined under the Code.

         Section 8.11 Limitations for Disinterested Persons. No member of the Committee shall be eligible to receive an Employee Option or Restricted Stock or to receive Stock or Options under any other plans of the Company or any of its Affiliates if such receipt would cause such individual not to be a Disinterested Person. The Board of Directors may also designate one or more individuals who shall not be eligible to receive Options or Restricted Stock under the Plan or under other similar plans of the Company.


         Section 8.12 Tax Withholding and Loans.

                      (a) The Committee shall have the right to require participating Employees to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Stock (including Restricted Stock) under the Plan. If an Employee sells, transfers, assigns or otherwise disposes of shares of Stock acquired upon the exercise of an Incentive Option within two years after the date on which the Incentive Option was granted or within one year after the receipt of the shares of Stock by the Employee, the Employee shall promptly notify the Company of such disposition and the Company shall have the right to require the Employee to remit to the Company the amount necessary to satisfy any federal, state and local tax withholding requirements imposed on the Company by reason of such disposition.

                      (b) The Company shall have the right to withhold from payments made in cash to an Employee under the terms of the Plan, an amount sufficient to satisfy any federal, state and local withholding tax requirements imposed with respect to such cash payments.

                      (c) Amounts to which the Company is entitled pursuant to Sections 8.12(a) or (b), may be paid, at the election of the Employee and with the approval of the Committee, either: (i) in cash, (ii) or by withholding an equal amount of cash from the Employee's salary or other compensation payable by the Company, or (iii) in shares of Stock otherwise issuable to the Employee upon exercise of an Option, that have a Fair Market Value on the date on which the amount of tax to be withheld is determined not less than the minimum amount of tax the Company is required to withhold. An Employee's election to have shares of Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Committee, and shall be delivered to the Company prior to the date on which the amount of tax to be withheld is determined with respect to the exercise of an Option.

                      (d) In the discretion of the Board of Directors, the Company may make a loan to an Employee: (i) in connection with the exercise of an Option in an amount not to exceed the grossed up amount of any Federal and state taxes payable in connection with such exercise, for the purpose of assisting such Employee to exercise such Option, or (ii) in connection with the vesting of Restricted Stock in an amount equal to the grossed up amount of any Federal and state taxes payable as a result of such vesting. Any such loan may be secured by the related shares of Stock or other collateral deemed adequate by the Board of Directors and will comply in all respects with all applicable laws and regulations. The Committee may adopt policies regarding eligibility for such loans, the maximum amounts thereof and any terms and conditions not specified in the Plan upon which such loans will be made. In no event will the interest rate be lower than the minimum rate at which the Internal Revenue Service would not impute additional taxable income to the Employee.


         Section 8.13 Written Agreement. Each Option shall be described in a written Option Agreement, which shall be subject to the terms and conditions of the Plan and shall be signed by the Recipient and the President of the Company for and in the name and on behalf of the Company. Rights with respect to each award of Restricted Stock shall be described in a written Restricted Stock Agreement, which shall be subject to the terms and conditions of the Plan and shall be signed by the Recipient and the President of the Company for and in the name and on behalf of the Company. Option Agreements and Restricted Stock Agreements may contain such other provisions as the Committee in its discretion considers advisable.

         Section 8.14 Unexercised Options. In the event that any unexercised Option for any reason shall expire or terminate by reason of the death or severance of employment of the Recipient, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

         Section 8.15 Forfeited Restricted Stock. In the event that any award of Restricted Stock is forfeited, canceled or surrendered for any reason, the shares of Stock constituting such Restricted Stock award shall again be available for issuance under the Plan.

         Section 8.16 Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the shares of Stock registered in the name of the Recipient, the Recipient's authorized assignee, or the Recipient's legal representative, and shall deliver certificates representing the shares with the appropriate legends affixed thereto.

         Section 8.17 Fractional Shares. The Company shall not be required to issue any fractional Stock pursuant to this Plan. The Board of Directors may provide for the elimination of fractions or for the settlement thereof in cash.

                                   ARTICLE IX
                   CHANGES IN THE COMPANY'S CAPITAL STRUCTURE


         Section 9.01 Effect of Existing Options. The existence of any outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preferences of capital stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         Section 9.02 Recapitalizations. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of Stock outstanding, without receiving compensation therefor in money, services, or property, then: (i) the number and class shares of Stock then reserved for issuance under the Plan (as well as the number of additional shares to become available at the start of each subsequent year) shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment; (ii) the number and class of shares of Restricted Stock outstanding under the Plan shall be adjusted by substituting for the total number and class of shares of Restricted Stock then outstanding that number and class of shares of Restricted Stock that would have been received by the owner of an equal number of outstanding shares of each class of Restricted Stock as the result of the event requiring the adjustment; and (iii) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Recipient to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as the Recipient would have received had the Recipient exercised his or her other Option in full immediately prior to the event requiring the adjustment.


         Section 9.03 Change in Corporate Control.

                      (a) For purposes of this Plan, a "Change in Corporate Control" shall include any of the following events:

                          (i) The acquisition in one or more transactions of
more than thirty percent of the Company's outstanding Stock by any corporation, or other person or group (within the meaning of Section 14(d)(3) of the Securities Exchange Act of 1934, as amended);

                          (ii) Any merger or consolidation of the Company into
or with another corporation in which the Company is not the surviving entity, or any transfer or sale of substantially all of the assets of the Company or any merger or consolidation of the Company into or with another corporation in which the Company is the surviving entity and, in connection with such merger or consolidation, all or part of the outstanding shares of Stock shall be changed into or exchanged for other stock or securities of any other person, or cash, or any other property if less than 50% of the stock of the surviving corporation after the completion of the merger or consolidation is held by persons who were stockholders of the Company immediately prior to the effective date thereof; or

                          (iii) Any election of persons to the Board of
Directors which causes a majority of the Board of Directors to consist of persons other than: (A) persons who were members of the Board of Directors on March 31, 2000, and (B) persons who were nominated for election as members of the Board by the Board of Directors (or a Committee of the Board) at a time when the majority of the Board (or of such Committee) consisted of persons who were members of the Board of Directors on March 31, 2000; provided, that any person nominated for election by the Board of Directors composed entirely of persons described in (A) or (B), or of persons who were themselves nominated by such Board, shall for this purpose be deemed to have been nominated by a Board composed of persons described in (A).

                      (b) In the event of a pending or threatened Change in Corporate Control, the Committee may, in its sole discretion, take any one or more of the following actions with respect to all Recipients:

                          (i) Accelerate the exercise dates of any outstanding
Options, making all outstanding Options fully vested and exercisable;

                          (ii) Determine that all or any portion of conditions
associated with a Restricted Stock award have been met;

                          (iii) Pay cash to any or all Option holders in
exchange for the cancellation of their outstanding Non-qualified Options; and/or

                          (iv) Make any other adjustments or amendments to the
Plan and outstanding Options or Restricted Stock awards and/or substitute new Options, new Restricted Stock or other awards.


         Section 9.04 Effect of Warrants and Convertible Securities. The issuance by the Company of shares of Stock of any class, or securities convertible into shares of Stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights of warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.


                                    ARTICLE X
                              SUBSTITUTION OPTIONS


         The Committee may grant Options from time to time in substitution for stock options held by employees of other corporations who are about to become Employees of or affiliated with the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute options may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.


                                   ARTICLE XI
           INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS


         The Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on such member's part to indemnity from the Company for all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation other than amounts paid to the Company itself) reasonably incurred by such member in connection with or arising out of any action, suit, or proceeding in which he or she may be involved by reason of such member being or having been a member of the Committee and the Board of Directors at the time of incurring such expenses. The foregoing indemnity shall not include any expenses incurred by any such member of the Committee and the Board of Directors: (i) for matters as to which such member shall be finally adjudged in any such action, suit, or proceeding to have been guilty of gross negligence or willful misconduct in the performance of the member's duty as a member of the Committee and the Board of Directors, or (ii) for any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel. No right or indemnification under this Article shall be available to or enforceable by any such member of the Committee and the Board of Directors unless, within 60 days after institution of any such action, suit, or proceeding, the member shall have offered the Company, in writing, the opportunity to handle and defend such proceeding at its own expense. The foregoing right of indemnification shall inure to the benefit of each member of the Committee and the Board of Directors, their successors, their heirs, executors, and personal administrators and shall be in addition to all other rights to which such member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

                                   ARTICLE XII
                             EFFECTIVE DATE OF PLAN


         This Plan shall become effective and shall be deemed to have been adopted March 31, 2000, if within one year of that date it shall have been approved by the holders of at least a majority of the holders of the outstanding shares of voting Stock of the Company, voting in person or by proxy at a duly held stockholders meeting, or if the provisions of the corporate charter, bylaws, or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of the stockholders of the Company. No Option or Restricted Stock shall be granted pursuant to this Plan after March 31, 2010.

                                   APPENDIX C

                               KINETIKS.COM, INC.
                              10055 Westmoor Drive
                              Westminster, CO 80021


                PROXY FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 27, 2000



         The undersigned, having received notice of the Annual Meeting of Kinetiks.com, Inc. to be held at 3:00 p.m. (Eastern Daylight Savings Time), on Thursday, July 27, 2000 (the "Meeting"), hereby designates and appoints Jon V. Ludwig and Paul Thomas, and either of them with authority to act without the other, as proxies for the undersigned, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Meeting and at any adjournment thereof, such proxies being directed to vote as specified on the reverse side.


         In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF KINETIKS.COM, INC. AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE NAMED PROXIES WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5 AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF, PROVIDED THAT THIS PROXY WILL NOT BE VOTED TO ELECT MORE THAN FIVE DIRECTORS.

                         (Continued on the reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING MATTERS. PLEASE MARK AN "X" IN ONE SPACE. TO BE EFFECTIVE, THIS PROXY MUST BE DEPOSITED AT THE COMPANY'S REGISTRARS NOT LATER THAN 48 HOURS BEFORE THE TIME APPOINTED FOR THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

1. Proposal to elect the following five (5) nominees as Directors: Jon V. Ludwig, Paul Thomas, Paul Piciocchi, William J. Daughton and David C. Hardwicke.

   FOR                         WITHHELD
   [ ]                           [ ]

  FOR, EXCEPT VOTE WITHHELD
  FOR THE FOLLOWING NOMINEE(S):

-----------------------------------
2. Proposal to increase authorized shares of Common Stock.

FOR   AGAINST   ABSTAIN

[ ]    [ ]       [ ]


3. Proposal to change the name of the Company to eLINEAR, Inc.

FOR   AGAINST   ABSTAIN

[ ]    [ ]       [ ]


4. Proposal to approve the 2000 Stock Option Plan.

FOR   AGAINST   ABSTAIN

[ ]    [ ]       [ ]

5. Proposal to ratify Aidman, Piser & Company, P.A. as the Company's independent auditors until the conclusion of the 2001 Annual Meeting.

FOR   AGAINST   ABSTAIN

[ ]    [ ]       [ ]

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.



                                    Dated:
                                          --------------------------------------

                                    Signature
                                              ----------------------------------

                                    Signature if held jointly
                                                              ------------------

                                    IMPORTANT: Please sign exactly as your name appears on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign.




                                      C-2